Exhibit 10.24

AMENDMENT No. 2 AND JOINDER dated as of March 12, 2021 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of July 20, 2018 (as amended, modified or otherwise supplemented through the date hereof, the “Credit Agreement”), by and among AERSALE, INC., a Florida corporation, AERSALE USA 1 LLC, a Delaware limited liability company, AerSale 23440 LLC, a Delaware limited liability company, AerSale 23441 LLC, a Delaware limited liability company, AerSale 23765 LLC, a Delaware limited liability company, AerSale 24423 LLC, a Delaware limited liability company, AerSale 25212 LLC, a Delaware limited liability company, AerSale 25260 LLC, a Delaware limited liability company, AERSALE 25313 LLC, a Delaware limited liability company, AerSale 25314 LLC, a Delaware limited liability company, AerSale 25417 LLC, a Delaware limited liability company, AerSale 26342 LLC, a Delaware limited liability company, AerSale 26343 LLC, a Delaware limited liability company, AerSale 26346 LLC, a Delaware limited liability company, AERSALE 27094 LLC, a Delaware limited liability company, AerSale 27469 LLC, a Delaware limited liability company, AerSale 27910 LLC, a Delaware limited liability company, AERSALE COMPONENT SOLUTIONS, INC., a New Mexico corporation, AerSale Aviation Limited, an Irish private company limited by shares, AerSale 25362 Aviation Limited, an Irish private company limited by shares, AerSale 25430 Aviation Limited, an Irish private company limited by shares, AerSale 27469 Aviation Limited, an Irish private company limited by shares, AerSale 27910 Aviation Limited, an Irish private company limited by shares, AERSALE 28149 AVIATION LIMITED, an Irish private company limited by shares, CORAL GABLES 1 LIMITED, an Irish private company limited by shares, CORAL GABLES 2 LIMITED, an Irish private company limited by shares, AVBORNE ACCESSORY GROUP, INC., a Delaware corporation, BANK OF UTAH, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE UNDER THE AIRCRAFT MSN 24125 TRUST, AERSALE USA 2 SUB LLC, a Delaware limited liability company, QWEST AIR PARTS, LLC, a Florida limited liability company, Q2 AVIATION LLC, a Tennessee limited liability company, and AIRCRAFT COMPOSITE TECHNOLOGIES, INC., a Florida corporation (each an “Existing Borrower” and collectively, the “Existing Borrowers”), AERSALE AVIATION INC., a Delaware corporation formerly known as AerSale Corp. (“AerSale Aviation” and together with the Borrowers, each an “Existing Loan Party” and collectively, the “Existing Loan Parties”), the Lenders signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

R E C I T A L S

WHEREAS, the Existing Borrowers, AerSale Aviation, Agent and the Lenders signatory thereto are parties to the Credit Agreement;

WHEREAS, the Borrowers request that the Agent and the Lenders agree to make certain amendments to the Credit Agreement and join (a) AerSale Corporation, a Delaware corporation (“AerSale Corporation”) and Monocle Parent LLC, a Delaware limited liability company (“Monocle Parent” and together with AerSale Corporation, each a “New Guarantor” and collectively, the “New Guarantors”) as guarantors under the Credit Agreement and the other Loan Documents and (b) AerSale Ireland 1 Limited, an Irish private company limited by shares (“New Borrower” and together with the Existing Borrower, the “Borrowers” and each a “Borrower”; the New Borrower together with the New Guarantors and the Existing Loan Parties are referred to herein as the “Loan Parties” and each a “Loan Party”);

[AerSale] Second Amendment

WHEREAS, certain Events of Default have occurred and are continuing under (a) Section 8.2(a)(iv) of the Credit Agreement as a result of breach of Section 7(l) of the Guaranty and Security Agreement due to the conversion of Qwest Air Parts, Inc., a Florida corporation, into Qwest Air Parts, LLC, a Florida limited liability company, and (b) Section 8.2(b) of the Credit Agreement as a result of the breach of Section 5.11 of the Credit Agreement with respect to the formation of New Borrower (collectively, the “Known Existing Defaults”) and the Borrowers have requested that the Agent and Lenders waive such Event of Default;

WHEREAS, for the amendments contemplated in this Amendment to be effective, Section 14.1(a) of the Credit Agreement requires the consent of all Lenders;

WHEREAS, the Lenders signatory hereto constitute all Lenders under the Credit Agreement; and

WHEREAS, the Agent and the Lenders are willing to agree to such amendments and waive the Known Existing Default, on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises, the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1:            Amendments to Credit Agreement.

(A)            Upon the effectiveness of this Amendment, the Credit Agreement is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement attached hereto as Exhibit A hereto and made a part hereof for all purposes.

(B)            Schedule C-1 to the Credit Agreement is hereby replaced with Schedule C-1 to this Amendment.

Section 2:            Joinders.

(A)            Each New Guarantor, for value received, jointly and severally agrees to become a Guarantor under the Credit Agreement pursuant to the following terms and conditions hereof:

(i)            Each Existing Loan Party, Agent and the Lenders, which constitute all of the parties to the Credit Agreement hereby amend the Credit Agreement to reflect that each New Guarantor is hereby a Guarantor in, under and pursuant to the Credit Agreement with all the obligations, liabilities and duties of a Guarantor thereunder, and each New Guarantor hereby agrees that it is a Guarantor in, under and pursuant to the Credit Agreement, with all the obligations, liabilities and duties of a Guarantor thereunder, in each case regardless of when such obligations, liabilities and duties first arose.

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(ii)            Each New Guarantor jointly and severally, (i) joins in, becomes a party to, and agrees to comply with and be bound by, as a Guarantor, the terms and conditions of the Credit Agreement to the same extent as if such New Guarantor was an original signatory thereto as a “Parent”, and (ii) makes all representations, warranties, indemnities, undertakings, covenants, limitations, waivers, exclusions, acknowledgements and agreements under the Credit Agreement applicable to a “Parent”. Each New Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement, including the exhibits, schedules and other attachments thereto, and the other Loan Documents.

(B)            New Borrower, for value received, jointly and severally agrees to become a Borrower under the Credit Agreement pursuant to the following terms and conditions hereof:

(i)            Each Existing Loan Party, Agent and the Lenders, which constitute all of the parties to the Credit Agreement hereby amend the Credit Agreement to reflect that New Borrower is hereby a Borrower in, under and pursuant to the Credit Agreement with all the obligations, liabilities and duties of a Borrower thereunder, and New Borrower hereby agrees that it is a Borrower in, under and pursuant to the Credit Agreement, with all the obligations, liabilities and duties of a Borrower thereunder, in each case regardless of when such obligations, liabilities and duties first arose.

(ii)            New Borrower jointly and severally, (i) joins in, becomes a party to, and agrees to comply with and be bound by, as a Borrower, the terms and conditions of the Credit Agreement to the same extent as if New Borrower was an original signatory thereto as a “Borrower”, and (ii) makes all representations, warranties, indemnities, undertakings, covenants, limitations, waivers, exclusions, acknowledgements and agreements under the Credit Agreement applicable to a “Borrower”. New Borrower acknowledges and confirms that it has received a copy of the Credit Agreement, including the exhibits, schedules and other attachments thereto, and the other Loan Documents.

(C)            Each Existing Loan Party hereby acknowledges and confirms (i) the joinder by each New Guarantor and New Borrower to the Credit Agreement, and (ii) that, all of its obligations under the Credit Agreement and the other Loan Documents, upon such New Guarantor becoming a Guarantor thereunder, New Borrower becoming a Borrower thereunder, or otherwise party thereto pursuant to the terms hereof, shall continue to be in full force and effect.

Section 3:            Joinder of New Lenders; Reallocation of the Advances and the Commitment Amounts.

(A)            Subject to the terms and conditions hereof and of the Credit Agreement, each person signatory hereto as a “New Lender” (each a “New Lender”) hereby agrees to become a Lender under the Credit Agreement with a Revolver Commitment as set forth in Schedule C-1 hereto. Each New Lender (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (b) agrees that it will, independently and without reliance upon Agent or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) confirms that it is not a Disqualified Institution, natural person, Loan Party, Affiliate of a Loan Party or any Sponsor Affiliated Entity; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. From and after the Second Amendment Effective Date, each New Lender shall be deemed to be and shall enjoy all rights, benefits and privileges of a “Lender” under and in respect of the Loan Documents and each reference to the “Lenders” in the Loan Documents shall be deemed to include each New Lender.

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(B)            On the Second Amendment Effective Date, the Lenders party to this Amendment shall, by assignments among them (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Second Amendment Effective Date), acquire or dispose of a portion of the Revolving Loans and Revolver Commitments, as applicable, and shall, through Agent, make such other adjustments among themselves as may be necessary so that after giving effect to such assignments and adjustments (a) and the Commitments of Lenders not party to the Credit Agreement prior to giving effect to this Amendment, all Lenders shall hold all Revolving Loans outstanding under this Agreement ratably in accordance with their respective Commitments as reflected on Schedule C-1 hereto and (b) the persons signatory hereto as Exiting Lenders shall have no Commitments. On the Second Amendment Effective Date, all Interest Periods in respect of any LIBOR Rate Loans under the Credit Agreement that were required to be assigned as set forth above shall automatically be terminated solely with respect to any such Lender that has assigned any such LIBOR Rate Loans (but not with respect to any Lender that is an assignee of any such Lender). Borrowers shall on the Second Amendment Effective Date, as applicable, make payments to the Lenders that held such LIBOR Rate Loans under the Credit Agreement prior to giving effect to this Amendment that were required to be assigned as set forth above to compensate for such termination as if such termination were a payment or prepayment referred to in Section 2 of the Credit Agreement.

Section 4:            Waiver of Known Existing Defaults. Agent and the Lenders hereby waive the Known Existing Defaults; provided, however, nothing herein shall be deemed a waiver with respect to any other or future failure of the Loan Parties to comply fully with Section 7(l) of the Guaranty and Security Agreement or Section 5.11 of the Credit Agreement. This waiver shall be effective only for the specific defaults comprising the Known Existing Defaults, and in no event shall this waiver be deemed to be a waiver of Agent's or any Lender's rights with respect to any other Defaults or Events of Default now existing or hereafter arising, whether known or unknown. Nothing contained in this Amendment nor any communications between any Loan Party and Agent or any Lender shall be a waiver of any rights or remedies Agent or any Lender has or may have against any Loan Party, except as specifically provided herein. Except as specifically provided herein, each of Agent and each Lender hereby reserves and preserves all of its rights and remedies against each Loan Party under the Credit Agreement and the other Loan Documents.

Section 5:            Representations and Warranties. The Loan Parties hereby represent and warrant to the Agent and the Required Lenders as follows:

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(i)            After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(ii)            The execution, delivery and performance by each of the Loan Parties of this Amendment and the other Loan Documents executed in connection herewith are within the scope of its corporate or other organizational power, and have been duly authorized by all necessary corporate or organizational action, and no material authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution or delivery of this Amendment and the other Loan Documents executed in connection herewith or for the validity or enforceability hereof and thereof except for those which been duly obtained, made or complied with prior to the date hereof. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of each Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, examinership, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)            The persons executing this Amendment and the other Loan Documents executed in connection herewith are duly authorized to execute this Amendment and the other Loan Documents executed in connection herewith and bind each Loan Party.

(iv)            All representations and warranties of each Loan Party contained in the Credit Agreement and those set forth herein (other than the representations or warranties expressly made only on and as of the Closing Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

Section 6:            No Other Amendments or Waivers; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect without modification or waiver.

Section 7:            Effectiveness. The effectiveness of this Amendment shall occur upon the satisfaction of the conditions listed below. Further, no Lender shall be obligated to make any advance or Loan, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner described below or reasonably satisfactory to, or waived in writing by, Agent and each Lender:

(A)            Amendment. This Amendment, or counterparts hereof shall have been duly executed by Agent, the Lenders, each Loan Party, and delivered to Agent.

(B)            Notes. Amended and restated notes or new notes, as applicable, for each Lender requesting a note to evidence their Revolver Commitment shall have been duly executed by each Borrower and delivered to Agent.

(C)            Amended and Restated Fee Letter. The amended and restated Fee Letter shall have been duly executed by Agent and AerSale, as Administrative Borrower, and delivered to Agent.

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(D)            Amendments to Security Documents, etc. (i) An amendment to the Guaranty and Security Agreement (the “Security Agreement Amendment”), and an amendment to each Aircraft Mortgage and each Engine Mortgage, shall have been duly executed by Agent and each Loan Party (together with the Security Agreement Amendment, the “Security Document Amendments”) and Borrower’s applicable counsel shall have confirmed to the Agent that it holds a duly executed counterpart of each Security Document Amendment and is authorized to file such of the Security Document Amendments as pertain to FAA Registry Aircraft and FAA Registry Engines (the “FAA Registry Documents”) with the Federal Aviation Administration registry upon notification that this Amendment is effective, and that it holds all necessary authorizations and appointments to register international interests with respect to all of the Whole Aircraft Collateral and Whole Engine Collateral described in the Guaranty and Security Agreement; and (ii) a deed of confirmation with respect to the existing Irish law security documents to which the Existing Loan Parties organized under the laws of Ireland are parties shall have been duly executed by Agent and each Existing Loan Parties organized under the laws of Ireland.

(E)            Joinders. A joinder to (i) the Guaranty and Security Agreement shall have been duly executed by Agent and each New Guarantor and New Borrower and delivered to Agent and (ii) the Intercompany Subordination Agreement shall have been duly executed by Agent and each New Guarantor and New Borrower and delivered to Agent.

(F)            AerSale Ireland 1 Limited Security Documentation. Agent shall have received, each duly executed by AerSale Ireland 1 Limited and such other persons contemplated to be party thereto, (i) such joinders and amendments to the Irish law Loan Documents as are required by the Agent, including a Mortgage with respect to the entire issued share capital of AerSale Ireland 1 Limited granted by AerSale Aviation Limited in favor of the Agent, in each case, governed by the laws of Ireland, together with any deliverables, notices and acknowledgements required thereunder, and the original share certificate with respect to the equity of AerSale Ireland 1 Limited together with a duly executed transfer power, and (ii) an FAA Engine Mortgage and Collateral Assignment of Lease with respect to the Whole Engines bearing serial numbers 704427 and P727404, and AerSale Ireland 1 Limited shall have completed filings, registrations and other actions necessary to satisfy the Perfection Requirements with respect to each such Whole Engine.

(G)            Pledged Interests Addendum. A pledged interests addendum duly executed by Agent and AerSale Aviation shall have been delivered to Agent.

(H)            Perfection Certificate. A Perfection Certificate duly executed by the New Guarantors and New Borrower shall have been delivered to Agent.

(I)            Filings, Registrations and Recordings, etc. Each Uniform Commercial Code financing statement required by this Amendment requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral of each New Guarantor and New Borrower shall have been delivered to Agent in proper form for filing, registration or recordation in each jurisdiction in which the filing, registration or recordation thereof is so required or requested by Agent. Agent shall have received public records searches as to each New Guarantor and New Borrower reflecting that no Liens other than Permitted Liens exist with respect to such New Guarantor and New Borrower.

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(J)            Secretary’s Certificates. Agent shall have received, and copies thereof shall have been provided to any Lender requesting such documentation, (i) a certificate from the Secretary of each Loan Party (or, with respect to any Irish Borrower, a Director of such Irish Borrower) (1) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of this Amendment and any other Loan Document executed in connection with this Amendment to which it is a party, (2) authorizing specific officers of such Loan Party to execute the same, (3) attesting to the incumbency and signatures of such specific officers of such Loan Party and (4) as applicable, attesting to the power of attorney of such Loan Party in respect of its execution, delivery and performance of the Loan Documents to which it is a party; and (ii) copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the date hereof, which Governing Documents shall be (1) certified by a Secretary of such Loan Party (or, with respect to any Irish Borrower, the Director of such Irish Borrower), and (2) with respect to Governing Documents that are charter documents, certified as of a recent date (not more than 30 days prior to the date hereof) by the appropriate governmental official; provided that such documents shall not be required to be delivered with respect each Loan Party if such Loan Party certifies that the applicable documents previously delivered to the Agent in connection with the Credit Agreement remain in full force and effect and have not been amended, modified, revoked or rescinded since the date they were delivered.

(K)            Certificates of Status. Agent shall have received, and copies thereof shall have been provided to any Lender requesting such documentation, (i) a certificate of status with respect to each Loan Party, dated within 10 days of the date hereof, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction; and (ii) certificates of status with respect to each Loan Party, each dated within 30 days of the date hereof, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party) in which its failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions.

(L)            Legal Opinion. Agent shall have received opinions of the Loan Parties’ counsel (including, without limitation, opinions of Latham & Watkins LLP, as special counsel to certain of the Loan Parties, Greenberg Traurig, LLP, as local Florida counsel to certain of the Loan Parties, and McCann FitzGerald, as counsel to the Irish Borrowers) each addressed to and, in form and substance satisfactory to, Agent and each Lender.

(M)            KYC. Agent and the Lenders shall have received, in form and substance acceptable to Agent and each Lender, such documentation and other information requested in connection with applicable “know your customer” due diligence, the results of which shall all be satisfactory to Agent and each Lender.

(N)            Approvals. Parent and each of its Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Parent or its Subsidiaries of this Amendment and the other Loan Documents executed in connection herewith or with the consummation of the transactions contemplated thereby.

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(O)            Payment of Fees and Expense. Borrowers shall have (i) paid all fees required to be paid to Agent and/or the Lenders under the Fee Letter and (ii) reimbursed Agent for all reasonable fees, costs and expenses of closing presented as of the date hereof.

(P)            Representations and Warranties. All of the representations and warranties made by any Loan Party in this Amendment shall be true and correct in all material respects on and as of the date hereof.

(Q)            Other Matters. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

The release of the signature pages to this Amendment executed by the Agent and each Lender shall be conclusive evidence that each of the conditions listed above have been satisfied and/or waived in writing by the Agent and each Lender.

Section 8:            Covenant.

(A)            As soon as reasonably practicable after the date hereof, and in no event later than 45 days after the date hereof, the Loan Parties hereby agree to authorize and direct their relevant counsel to file the FAA Registry Documents with the Federal Aviation Administration registry, register on the international registry the international interests contemplated in Section 7(D) above and deliver to Agent, with copies thereof to any Lender requesting such documentation, a memorandum from McAfee & Taft confirming that (i) the FAA Registry Documents have been duly filed with and recorded by the FAA and (ii) international interests with respect to all of the Whole Aircraft Collateral and Whole Engine Collateral have been duly registered on the International Registry, as contemplated under Section 7(D) above, together with the post-closing priority search certificates evidencing such registrations, in form and substance satisfactory to Agent.

(B)            Within 10 days after the date hereof, the Loan Parties agree to deliver to Agent a good standing certificate for Qwest Air Parts, LLC, a Florida limited liability company, issued by the State of Tennessee.

(C)            On or before April 20, 2021, Agent shall have received evidence, in form and substance satisfactory to Agent, of the payment of all taxes required to be paid in the State of Florida with respect to this Amendment and the other Loan Documents executed in connection with this Amendment.

Section 9:            Guarantor Reaffirmation and Consent. Each Guarantor hereby (a) consents to this Amendment; (b) acknowledges and reaffirms all of its obligations under any Loan Document to which it is a party; (c) agrees that each Loan Document to which it is a party is and shall remain in full force and effect for the benefit of Agent and each Lender, (d) confirms that the Guaranteed Obligations (as defined in the Guaranty and Security Agreement) include the Obligations, as increased, extended, and otherwise modified hereby and (e) ratifies and confirms its consent to any previous amendments of the Credit Agreement and any previous waivers granted with respect to the Credit Agreement. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, such Guarantor understands that neither Agent nor any Lender shall have any obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.

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Section 10:            Expenses. The Borrowers agree to reimburse the Agent for its documented out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the documented fees, charges and disbursements of one counsel for the Agent, reasonably incurred to the extent required by Section 2.5(a) of the Credit Agreement.

Section 11:            Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts.

Section 12:            Benefit of Amendment. The provisions of this Amendment shall be binding upon and inure to the benefit of each of the parties hereto. No person, other than the parties hereto, shall be entitled to claim any right or benefit hereunder, as a third-party beneficiary or otherwise.

Section 13:            Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), which would result in the application of the laws of any other jurisdiction.

Section 14:            No Novation. This Amendment is given in amendment and extension (but not in novation, extinguishment or satisfaction) of the Credit Agreement. All Liens and security interests securing payment of the obligations under the Credit Agreement are hereby collectively renewed, extended, ratified and brought forward as security for the payment and performance of the Obligations. With respect to matters relating to the period prior to the date hereof, all of the provisions of the Credit Agreement, and the security agreements and other documents, instruments or agreements executed in connection therewith, are each hereby ratified and confirmed and shall remain in force and effect.

[SIGNATURES FOLLOW]

[AerSale] Second Amendment

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized officers or attorney-in-fact, as the case may be, all as of the day and year first above written.

AERSALE, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

AERSALE USA I LLC
AERSALE 23440 LLC
AERSALE 23441 LLC
AERSALE 23765 LLC
AERSALE 24423 LLC
AERSALE 25212 LLC
AERSALE 25260 LLC
AERSALE 25313 LLC
AERSALE 25314 LLC
AERSALE 25417 LLC
AERSALE 26342 LLC
AERSALE 26343 LLC
AERSALE 26346 LLC
AERSALE 27094 LLC
AERSALE 27469 LLC
AERSALE 27910 LLC

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

AERSALE COMPONENT SOLUTIONS, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of AERSALE AVIATION LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

Signed and delivered as a deed for and on behalf of AERSALE 25362 AVIATION LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of AERSALE 25430 AVIATION LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

Signed and delivered as a deed for and on behalf of AERSALE 27469 AVIATION LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of AERSALE 27910 AVIATION LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

Signed and delivered as a deed for and on behalf of AERSALE 28149 AVIATION LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of CORAL GABLES 1 LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

Signed and delivered as a deed for and on behalf of CORAL GABLES 2 LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of AERSALE IRELAND 1 LIMITED

By:	/s/ Jonathan Law
Name:	Jonathan Law
Title:	Attorney-in-fact

in the presence of:

/s/ Kieran Foley
Witness Signature

Kieran Foley
Witness Name

10 Saint Alban's Road, Dublin 8, Ireland
Address

Designer
Occupation

AVBORNE ACCESSORY GROUP, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee for the Aircraft MSN 24125 Trust

By:	/s/ Joseph H. Pugsley
Name:	Joseph H. Pugsley
Title:	Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

AERSALE USA 2 SUB LLC

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

QWEST AIR PARTS, LLC

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

Q2 AVIATION LLC,

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

AIRCRAFT COMPOSITE TECHNOLOGIES, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

AerSale AVIATION INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

AerSale CORPORATION

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

monocle parent llc

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Cameron Scott
Name:	Cameron Scott
Title:	Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE (UK) LIMITED, as a Lender

By:	/s/ S.J. Chait
Name:	S.J. Chait
Title:	Managing Director

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

CITY NATIONAL BANK OF FLORIDA, as a Lender

By:	/s/ Greg Mangram
Name:	Greg Mangram
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

BANK UNITED, N.A., as an Exiting Lender

By:	/s/ Carlos E. Perez
Name:	Carlos E. Perez
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Exiting Lender

By:	/s/ Fred Kiehne
Name:	Fred Kiehne
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

CIBC BANK USA, as a New Lender and as Syndication Agent

By:	/s/ Javier Gutierrez
Name:	Javier Gutierrez
Title:	Managing Director

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a New Lender

By:	/s/ Vivian Premock
Name:	Vivian Premock
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

FIRST HORIZON BANK, as a New Lender

By:	/s/ Dilian G. Schulz
Name:	Dilian G. Schulz
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

SYNOVUS BANK, as a New Lender

By:	/s/ Anita Aedo
Name:	Anita Aedo
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]